UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016 (April 20, 2016)

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 20, 2016, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) in Butte, Montana. At the Annual Meeting, 45,370,106 shares of common stock, par value $.01, were present in person or by proxies. This represented over 94 percent of the 48,195,282 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders:

•	Elected all seven of the directors nominated by the Company's Board of Directors;

•	Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm;

•	Approved, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement; and

•	Approved an amendment to the director removal provision of the Company's certificate of incorporation.
Set forth below are the final voting results on each such matter.
1. Election of Directors. The Board of Directors of the Company nominated eight persons for election as directors of the Company, each to hold office for a one-year term expiring at the 2017 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each nominee was an incumbent director, and no other person was nominated. The votes cast for or withheld with respect to each nominee were as follows:

			Broker
Name of Director	For	Withheld	Non-Votes
Stephen P. Adik	43,574,122	160,602	1,635,382
Dorothy M. Bradley	43,669,288	65,436	1,635,382
E. Linn Draper Jr.	43,585,143	149,581	1,635,382
Dana J. Dykhouse	43,677,679	57,045	1,635,382
Jan R. Horsfall	43,681,704	53,020	1,635,382
Julia L. Johnson	43,347,390	387,334	1,635,382
Robert C. Rowe	43,591,958	162,766	1,635,382
2. Ratification of Independent Registered Public Accounting Firm. The votes cast with respect to the ratification of Deloitte & Touche LLP as our independent registered accounting firm were as follows:

For	Against	Abstain
45,034,999	294,813	40,294
3. Advisory Vote on Executive Compensation. The votes cast with respect to the advisory vote to approve named executive officer compensation were as follows:

			Broker
For	Against	Abstain	Non-Votes
43,369,965	315,757	49,002	1,635,382

4. Amendment of Certificate of Incorporation. The votes cast with respect to the amendment of the director approval provision of our certificate of incorporation were as follows:

			Broker
For	Against	Abstain	Non-Votes
43,646,249	54,750	33,725	1,635,382

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: April 26, 2016